SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2004

CELL THERAPEUTICS, INC.

(Exact name of Registrant as specified in its charter)

Washington	0-28386	91-1533912
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

501 Elliott Avenue West, Suite 400

Seattle, WA 98119

(Address of principal executive offices) (Zip Code)

(206) 282-7100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit	Description
99.1	Press release of Cell Therapeutics, Inc. issued on February 11, 2004.

Item 12. Results of Operations and Financial Condition

Information Furnished Under Item 12 of Form 8-K

On February 11, 2004, Cell Therapeutics, Inc. (the “Company” or the “Registrant”) issued a press release announcing results for the quarter and fiscal year ended December 31, 2003. The full text of the press release is set forth in Exhibit 99.1 hereto. Pursuant to General Instruction B.6 of Form 8-K, the information in this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CELL THERAPEUTICS, INC.
a Washington corporation

February 10, 2004	By:	/S/ LOUIS A. BIANCO
Louis A. Bianco
Executive Vice President, Finance and Administration

Index to Exhibits

Exhibit	Description
99.1	Press release of Cell Therapeutics, Inc. issued on February 11, 2004.